UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __ )
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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12.
LIBERATOR MEDICAL HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
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	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

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LIBERATOR MEDICAL HOLDINGS, INC.
2979 SE Gran Park Way
Stuart, Florida 34997

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, SEPTEMBER 10, 2008

Dear Stockholder:
     NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) of Liberator Medical Holdings, Inc., a Nevada corporation (the “Company”), will be held on Wednesday, September 10, 2008, at 10:00 A.M., local time, at the Company’s headquarters located at 2979 SE Gran Park Way, Stuart, Florida 34997.
     At our Annual Meeting, we will ask you to:
1.	Elect a director nominated to serve as the Company’s sole member of its Board of Directors.

2.	Approve and adopt the Company’s 2007 Stock Plan.

3.	Ratify the appointment of Berenfeld, Spritzer, Shechter, & Sheer, LLP as the Company’s independent registered public accounting firm for the 2008 fiscal year.

4.	Act upon such other business as may properly come before the Annual Meeting.
     Stockholders of record at the close of business on July 29, 2008, are entitled to notice of and to vote at the Annual Meeting.
By Order of the Board of Directors,
/s/ Mark A. Libratore
President and Secretary
August 5, 2008

YOUR VOTE IS IMPORTANT. TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE VOTE YOUR PROXY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

LIBERATOR MEDICAL HOLDINGS, INC.
2979 SE Gran Park Way
Stuart, Florida 34997
PROXY STATEMENT FOR ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, SEPTEMBER 10, 2008
This proxy statement is being furnished to the stockholders of Liberator Medical Holdings, Inc., a Nevada corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company’s 2008 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on September 10, 2008, at 10:00 A.M., at the Company’s headquarters located at 2979 SE Gran Park Way, Stuart, Florida 34997, and at any adjournment thereof.
This proxy statement, and the accompanying Notice of Annual Meeting and proxy card, are first being mailed to stockholders on or about August 5, 2008.
GENERAL
The holders of record of shares of common stock of the Company at the close of business on July 29, 2008, are entitled to notice of, and to vote such shares at, the Annual Meeting. On July 11, 2008, there were 32,050,366 shares of common stock of the Company outstanding and entitled to vote at the Annual Meeting.
The presence in person or by proxy of the holders of a majority of the shares outstanding on the record date is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Each stockholder is entitled to one vote, in person or by proxy, for each share of common stock held as of the record date on each matter to be voted on at the Annual Meeting.
Abstentions and broker non-votes are included in determining the number of shares present or represented at the Annual Meeting for purposes of determining whether a quorum exists. Broker non-votes occur when a broker returns a proxy but does not have discretionary authority to vote on a particular proposal or voting instructions from the beneficial owner.
Certain proposals, such as the election of directors and the ratification of the appointment of auditors, are considered “routine” matters and brokers generally may vote on behalf of beneficial owners who have not furnished voting instructions. For “non-routine” proposals, such as the approval of equity compensation plans and amendments, brokers may not vote on the proposals unless they have received voting instructions from the beneficial owner.
The Company has only one Director, Mark A. Libratore. He must be elected by a plurality of the votes cast at the Annual Meeting. Thus, an abstention or a broker non-vote will have no effect on the outcome of the vote on the election of directors at the meeting. Each of the approval and adoption of the Company’s 2007 Stock Plan and the ratification of the appointment of Berenfeld, Spritzer, Shechter, & Sheer, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2008, requires the favorable vote of a majority of the votes cast at the Annual Meeting.
Shares of common stock represented by proxies received in time for the Annual Meeting will be voted as specified in the proxy. Unless contrary instructions are given, the proxy will be voted (1) FOR the election of the Board of Directors’ nominee for director, (2) FOR the approval and adoption of the Company’s 2007 Stock Plan and (3) FOR the ratification of the appointment of Berenfeld, Spritzer, Shechter, & Sheer, LLP, as the independent registered public accounting firm for the 2008 fiscal year.
If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the individuals named as proxies will have discretion to vote on those matters in their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the Annual Meeting is adjourned, your proxy will remain valid and may be voted at the adjourned meeting. You still will be able to revoke your proxy until it is voted. As of the date of this proxy statement, the Company is not aware of any matters that are to be presented at the Annual Meeting other than the election of a director, the approval and adoption of the Company’s 2007 Stock Plan and the ratification of the appointment of Berenfeld, Spritzer, Shechter, & Sheer, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2008.

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Stockholders may vote by completing and mailing the proxy card to the Company so that it is received by the Company prior to September 10, 2008. A proxy may be revoked if, prior to the exercise of the proxy, the Secretary of the Company receives either a written revocation of that proxy or a new proxy bearing a later date. You will be able to change your vote as many times as you wish prior to the Annual Meeting and the last vote received chronologically will supersede all prior votes. A proxy may also be revoked by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy.
This proxy solicitation is being made by the Board of Directors of the Company, and the expense of preparing, printing and mailing this proxy statement, Notice of Annual Meeting and proxy is being paid by the Company. In addition to use of the mails, proxies may be solicited personally, by electronic mail, by facsimile or by telephone by our directors, officers or regular employees of the Company without additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending proxy materials to the beneficial owners of our common stock.
In some instances, we may deliver to multiple stockholders sharing a common address only one copy of this proxy statement and its attachments. If requested by phone or in writing, we will promptly provide a separate copy of the proxy statement and its attachments to a stockholder sharing an address with another stockholder. To notify the Company, you may write Liberator Medical Holdings, Inc., Attn: Robert J. Davis, Chief Financial Officer, 2979 SE Gran Park Way, Stuart, Florida 34997, or call the Company at (772) 287-2414. Stockholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to us at the address above.
ITEM 1 — ELECTION OF DIRECTOR
     The Board of Directors proposes one nominee for election at the Annual Meeting as a director of the Company. If elected, the director will serve until the next annual meeting and until his successor has been chosen and qualified. The nominee is the only current director of the Company. The director will be elected by a plurality of the votes cast at the Annual Meeting, whether in person or by proxy.
     Unless contrary instructions are given, the shares of common stock represented by the proxies being solicited will be voted “FOR” the election of the nominee.
Director and Executive Officers
     The following tables set forth: (i) the name and age of the nominee for election to director and the names and ages of the executive officers of the Company who do not also serve as a director of the Company; (ii) the other positions and offices presently held by such persons with the Company, if any; (iii) the period during which the sole director has served on the Board of Directors of the Company; (iv) the expiration of the nominee’s term as director; and (v) the principal occupation and employment of the nominee. Additional biographical information for each person follows the tables. Mr. Libratore, the sole nominee, has consented to being named in this proxy statement as a nominee for election as director and has agreed to serve if elected.
Nominee for Election at 2008 Annual Meeting

Name and Position with		Director	Expiration of
the Company	Age	Since	Term	Principal Occupation
Mark A. Libratore, President and Chief Executive Officer	57	2007	2008	Director, President, and Chief Executive Officer of the Company
Executive Officers Who Are Not Directors

Name	Age	Principal Occupation
Robert J. Davis	62	Chief Financial Officer

John Leger	53	Chief Operating Officer

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Director
Set forth below is certain biographical information regarding Mr. Libratore.
Mark A. Libratore. In 1990, Mr. Libratore founded Liberty Medical Supply, Inc., which has become the nation’s largest direct-to-consumer diabetic supplier. Mr. Libratore sold this business to PolyMedica Corporation (PLMD) in August 1996 and remained President of Liberty Medical and Senior Vice President of PolyMedica until February 1999. Mr. Libratore founded Liberator Medical Supply, Inc., in 1999. Liberator Medical Supply, Inc., was acquired by the Company on June 22, 2007, at which time he became President and Chief Executive Officer of the Company.
Compensation
The director is not compensated for his services as a director.
Code of Ethics
The Company adopted a formal code of ethics on January 14, 2008.
Board Committees and Designated Directors.
The board of directors is currently composed of one individual and we do not have any committees. It is intended that the Board of Directors will increase in number as the Company’s business grows, and that in the future the Board, as members are added, will establish an Audit Committee, one of the members of which will be an “audit committee financial expert,” as such term is defined in the rules of the Securities and Exchange Commission.
Compensation Discussion and Analysis
The individuals who served as our chief executive officer, our chief financial officer, and our chief operating officer during the fiscal year ended September 30, 2007, are referred to in this proxy statement as the “Named Executive Officers.” We do not have a Compensation Committee because there is only one director, our Chief Executive Officer and President. Compensation for the Named Executive Officers was determined by our President as the sole Director. We plan to expand the Board in the future and, if feasible, to establish a Compensation Committee comprised of independent directors.
Compensation Philosophy and Objectives
Our compensation program for the Named Executive Officers is intended to attract, retain, motivate and appropriately reward talented executives who can contribute significantly to our financial growth and success, and thereby build value for our stockholders over the long term. The program has the following specific goals:
•	To offer a total compensation package to the Named Executive Officers that is competitive in the marketplace for executive talent.

•
To motivate the Named Executive Officers to achieve our business objectives by providing incentive compensation awards that take into account our overall performance and that measure performance against those business objectives.

•
To provide equity-based, long-term compensation arrangements that create meaningful incentives for the Named Executive Officers to maximize our near- and long-term future performance by aligning their interests with our shareholders’ and encouraging the Named Executive Officers to remain with the Company.

Executive Officers of the Company
Set forth below are the names of, and certain biographical information regarding, executive officers of the Company who do not serve as directors of the Company.
Robert J. Davis. Robert Davis, has a Masters degree in Accounting, University of Houston, and holds a CPA certificate from the State of Texas. Bob has held numerous financial executive-level positions as Comptroller and Vice President of Finance for companies such as controller for a Manufacturer of Jet Engine parts, TurboCombustor Corp., Data Development Inc., and Caribbean Computer Corp., and served as CFO and Manager of Financial Planning for Liberty Medical Supply, Inc. from 1995 to 1999. He has been the controller and Chief Financial Officer of Liberator Medical Supply, Inc., since its organization, and has served in the same capacities with the Company since June 22, 2007.

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John Leger. John joined Liberator in April 2006. John was the Senior VP of Operations at Liberty Medical Supply from December 1991 through January 2004. He was responsible for diabetic call center operations, customer services, repeat customer sales, document acquisition and management, claims processing to Medicare, mail services, shipping, receiving, and purchasing. John worked closely with Mark Libratore in building the mail order diabetes business to $100M in annualized sales, and stayed on with the company through its growth to over 650,000 active customers. Due to an agreement not to complete with Liberty during a severance agreement period, John made his expertise available as an independent consultant until he joined Closer Healthcare, Inc. as a VP of Operations in 2005. Closer is a mail order provider of diabetes testing supplies and primarily serviced customers in national clinical trials as well as the managed care sector. He spent a year with Closer prior to joining Liberator Medical. Mr. Leger has been Chief Operating Officer of the Company since July 16, 2007.
EXECUTIVE COMPENSATION AND OTHER INFORMATION
Summary Compensation Table
     The following table provides summary information regarding compensation earned by the Named Executive Officers during the fiscal years ended September 30, 2007, and December 31, 2006.

				Change in Pension
				Value and
				Non-Qualified
			Non-Equity	Deferred
			Incentive Plan	Compensation	All Other
Name and Principal Position(s)	Year	Salary($)	Compensation ($)	Earnings ($)	Compensation ($)	Total($)
Mark A. Libratore	2007	$95,000			$17,907	$112,907
President and Chief Executive Officer	2006	$134,929			$13,775	$148,704
Robert Davis	2007	$65,769			$2,458	$68,227
Chief Financial Officer	2006	$87,159			$3,422	$90,581
John Leger	2007	$91,346			$2,458	$93,804
Chief Operating Officer	2006	$89,139			$3,422	$92,561
All Other Compensation Table
The All Other Compensation in the Summary Compensation Table expenses paid on behalf of the Named Executive Officers was for health insurance, transportation and certain other personal expenses.
Outstanding Equity Awards at 2007 Fiscal Year End
On September 14, 2007, the Company issued options to the Named Executive Officers and others under the Company’s 2007 Stock Plan. On January 2, 2008, the Company rescinded all outstanding options effective as of their date of issuance because they did not conform to the 2007 Stock Plan. Accordingly, there were no outstanding equity awards at 2007 fiscal year end. Also on February 6, and on April 15, 2008, the Company issued new options under, and in conformity with, the Company’s 2007 Stock Plan to the Named Executive Officers and others in the same amounts, and under the same terms, as the rescinded options.
Potential Payments Upon Termination
We do not have any employment or consulting agreements with any of our executive officers. No other named executive officer is entitled payments on termination other than those required by applicable employment laws.

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Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of the our common stock and other equity securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish our company with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such reports received by us, and on written representations by our officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that, with respect to the nine months ended June 30, 2008, our officers and directors, and all of the persons known to us to own more than 10% of our common stock, filed all required reports on a timely basis.
Director Compensation
The Company has one director, Mark A. Libratore, who does not receive any compensation as a director.
How Compensation is Determined
The Company does not have a Compensation Committee. The Board of Directors determines the compensation of the Company’s Named Executive Officers. All other compensation is determined by the Named Executive Officers on the basis of the value of an employee or a contracted service to the Company. In addition, compensation by other companies of like size for comparable services and other factors specific to each determination of compensation are taken into consideration. The Company’s compensation policy for its Named Executive Officers and managers is determined by the financial results of the Company. Base salaries are supplemented by cash performance bonuses determined by the Board of Directors in January of each year based on the prior year financial results. The Board also recognizes that those Named Executive Officers and managers may also be shareholders of the Company and accordingly who share in dividends paid by the Company from its earnings.
Recommendation and Vote Required
THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE DIRECTOR NOMINEE
ITEM 2 — APPROVAL AND ADOPTION OF
LIBERATOR MEDICAL HOLDINGS, INC.
2007 STOCK PLAN
General
On September 14, 2007, the Board of Directors adopted the Company’s 2007 Stock Plan (the “2007 Stock Plan”) and directed that it be submitted to stockholders for approval at the Annual Meeting. The 2007 Stock Plan must be approved by the affirmative vote of a majority of the votes cast by the Company’s stockholders.
The purpose of the 2007 Stock Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company by providing them the opportunity to acquire a proprietary interest in the Company and to link their interests and efforts to the long-term interests of the Company’s stockholders.
The 2007 Stock Plan provides that the Board of Directors may grant to those individuals who are eligible under the terms of the 2007 Stock Plan nonqualified stock options, incentive stock options, restricted stock, stock appreciation rights, performance awards, performance units and other incentives payable in shares of the Company’s common stock as the Board of Directors may determine. Such grants may be made to officers, employees or members of the Board of Directors of the Company and its subsidiaries as well as the Company’s consultants, agents, advisors and independent contractors in exchange for bona fide services rendered. The number of shares of common stock to be reserved and available for awards under the 2007 Stock Plan (subject to certain adjustments as provided therein) is 1,000,000.

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Description of the Plan
The following is a general description of the material features of the 2007 Stock Plan. This description is qualified in its entirety by reference to the full text of the 2007 Stock Plan, a copy of which is attached as Appendix A to this proxy statement.
Administration of the Plan
The 2007 Stock Plan is administered by a Committee of the Board of Directors of the Company or, in the absence of a separately designated Committee, the entire Board. The maximum number of shares of common stock available for issuance under the 2007 Stock Plan is 1,000,000.
The 2007 Stock Plan permits awards of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, performance shares, performance units and other incentives payable in cash or in shares of common stock. The 2007 Stock Plan provides that the exercise price of any option will not be less than the fair market value of the common stock on the date of grant or, for a 10% shareholder, 110% of fair market value.
Eligibility
An award under the 2007 Stock Plan can be made to any employee, officer or director of the Company or a subsidiary, as selected by the Committee. Subject to certain limitations, an award under the plan can also be made to any consultant, agent, advisor or independent contractor to the Company or a related company, as selected by the Committee. As of July 1, 2008, there were approximately 55 employees, including officers, and a director eligible to participate in the 2007 Stock Plan.
Types of Awards That May Be Made Under the Plan
The 2007 Stock Plan permits the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, performance shares, performance units and other incentives payable in shares of common stock.
Shares Covered by the 2007 Stock Plan; Limit on Awards
The 2007 Stock Plan permits the granting of awards covering an aggregate of 1,000,000 shares of Company common stock. The shares of Company common stock may be either authorized but unissued shares or treasury shares.
Any shares that are reserved for options or performance shares that lapse, expire, terminate or are cancelled, or if shares of Company common stock are issued under the plan and are thereafter reacquired by the Company, the shares subject to such awards and the reacquired shares may be available for subsequent awards under the 2007 Stock Plan.
Stock Options and Rights
Options granted under the 2007 Stock Plan may be either non-qualified stock options or incentive stock options qualifying for special tax treatment under Section 422 of the Internal Revenue Code. The exercise price of any stock option may not be less than the fair market value of the shares of common stock on the date of grant, and 110% of fair market value for 10% shareholders. The exercise price is payable in cash, shares of common stock previously owned by the optionee or a combination of cash and shares of common stock previously owned by the optionee, or by a recourse or non-recourse note executed by the nominee (subject to Sarbanes-Oxley prohibitions on officers loans). Both non-qualified stock options and incentive stock options will generally expire on the tenth anniversary of the date of grant, unless otherwise specified.
Stock appreciation rights may be granted in tandem with stock options or alone as freestanding stock appreciation rights. The grant price of a tandem stock appreciation right shall be equal to the exercise price of the related option, and the grant price of a freestanding stock appreciation right shall be the fair market value of the common stock on the grant date. The exercise of a stock appreciation right will entitle the holder to receive payment equal to the product of (i) the excess of the fair market value of the common stock on the date of exercise over the grant price and (ii) the number of shares with respect to which the stock appreciation right is exercised. At the discretion of the Compensation Committee, payment upon an exercise of a stock appreciation right may be in cash, common stock or some combination thereof.

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Tax Consequences of Options
Non-Qualified Stock Options. On the exercise of a non-qualified stock option, the optionee will recognize ordinary income for federal income tax purposes on the amount by which the fair market value of the stock on the date of exercise exceeds the exercise price of the option. The optionee will be taxed on this amount in the year of exercise, and the Company will generally be allowed a deduction in this amount for federal income tax purposes in the same year. When the optionee disposes of shares acquired on the exercise of a non-qualified stock option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as either a long- or short-term capital gain to the optionee, depending on the holding period for the shares. If the amount received is less than the market value of the shares on the date of exercise, the loss will be treated as either a long- or short-term capital loss, depending on the holding period of the shares.
Incentive Stock Options. On the exercise of an incentive stock option, no ordinary income will be recognized by the optionee. If the optionee holds the shares for over one year after the date of exercise and two years from the date of grant, then on the sale of the shares (i) the excess of the sale proceeds over the aggregate exercise price of the option will be long-term capital gain to the optionee, and (ii) the Company will not be entitled to a tax deduction under such circumstances. Generally if the optionee sells or otherwise disposes of the shares within one year after the date of exercise, the excess of the fair market value of such shares at the time of exercise over the aggregate exercise price (but generally not more than the amount of gain realized on the disposition) will be ordinary income to the optionee at the time of such disposition. This is sometimes referred to as a “disqualifying disposition.” The Company generally will be entitled to a federal tax deduction equal to the amount of ordinary income recognized by the optionee upon a disqualifying disposition.
Restricted Stock and Stock Units
Under the 2007 Stock Plan, the Committee may grant shares of restricted stock and stock units on terms and conditions, including performance criteria, repurchase and forfeiture, as determined by the Committee. Upon satisfaction of the terms and conditions of the award, shares of restricted stock become transferable, and the stock units become payable in cash, shares of common stock, or a combination of both, in the discretion of the Committee.
Performance Awards
Performance awards are rights to receive shares of common stock or such other awards consistent with the 2007 Stock Plan as the Board of Directors may determine. Performance awards are contingent upon the performance of all or a portion of the Company or upon the individual performance of the employee.
Performance Criteria
Awards of restricted stock, stock appreciation rights, performance shares, performance units and other awards under the 2007 Stock Plan may be made subject to the attainment of performance goals, both on a company and individual basis. Performance goals may be expressed in terms of business criteria including the following: profits, profit-related return ratios, return measures, cash flow, earnings, net sales growth, margins, productivity, share price, expense targets and customer satisfaction.
Amendment and Termination of the 2007 Stock Plan
The Board or the Compensation Committee may, at any time, amend, suspend or terminate the 2007 Stock Plan or any portion of the plan, provided that to the extent required by law or a stock exchange rule, stockholder approval is required for any amendment to the plan. By its terms, the 2007 Stock Plan terminates ten years after its effective date.
New Plan Benefits
The Board awarded options for 490,000 shares under the 2007 Stock Plan on September 14, 2007. In January 2008 the Board rescinded these options because they did not meet the requirements of the 2007 Stock Plan. On February 6, 2008, the Board granted options for the purchase of common stock to non-officer employees and on April 15, 2008, it granted options to executives conforming to the 2007 Stock Plan, as follows:

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Name and Position	Number of Shares
Mark A. Libratore President and Chief Executive Officer	100,000

Robert J. Davis Chief Financial Officer	100,000

John Leger Chief Operating Officer	60,000

Executive Group	260,000

Other Employees	230,000
Recommendation and Vote Required
THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL AND ADOPTION OF THE 2007 STOCK PLAN.
Approval and adoption of the 2007 Stock Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting.
ITEM 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors has appointed Berenfeld, Spritzer, Shechter, & Sheer, LLP, as the Company’s independent registered public accounting firm for the 2008 fiscal year. Berenfeld, Spritzer, Shechter, & Sheer, LLP, has served as the Company’s independent registered public accounting firm since 2007.
In addition to appointing Berenfeld, Spritzer, Shechter, & Sheer, LLP, as the Company’s independent registered public accounting firm for the Company’s 2008 fiscal year, the Board has directed that management submit the appointment of the independent registered public accounting firm for ratification by the Company’s stockholders at the Annual Meeting. One or more representatives of Berenfeld, Spritzer, Shechter & Sheer, LLP, are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.
Stockholder ratification of the appointment of Berenfeld, Spritzer, Shechter, & Sheer, LLP, as the Company’s independent registered public accounting firm is not required by the Company’s by-laws or otherwise. However, the Board is submitting the appointment of Berenfeld, Spritzer, Shechter, & Sheer, LLP, to stockholders for ratification as a matter of good corporate practice. If stockholders fail to ratify the appointment, the Board will reconsider whether to retain that firm. Unless contrary instructions are given, the shares of common stock represented by the proxies being solicited will be voted for the ratification of the appointment of Berenfeld, Spritzer, Shechter, & Sheer, LLP, as the Company’s independent registered public accounting firm for the Company’s 2008 fiscal year.
Independent Auditor Fees
The following table sets forth fees billed to the Company by the Company’s independent auditors for the year ended December 31, 2006, and nine months ended September 30, 2007, for (i) services rendered for the audit of the Company’s annual financial statements and the review of the Company’s quarterly financial statements, (ii) services rendered that are reasonably related to the performance of the audit or review of the Company’s financial statements that are not reported as audit fees, (iii) services rendered in connection with tax preparation, compliance, advice and assistance and (iv) all other services:

Services	2007	2006
Audit Fees	$17,000	$32,050
Audit-Related Fees	$—	$—
Tax Fees	$5,500	$5,533
All Other Fees	$—	$—
Total Fees	$22,500	$37,583

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Recommendation and Vote Required
THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BERENFELD, SPRITZER, SHECHTER, & SHEER, LLP, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2008.
The affirmative vote of the majority of votes cast is required to ratify the Board’s appointment of the Company’s independent registered public accounting firm.
PRINCIPAL SHAREHOLDERS
The following table presents certain information available to the Company at the date hereof with respect to the security ownership of the Company’s common stock by (i) each of the Company’s directors and their nominees, (ii) Named Executive Officers of the Company, (iii) all executive officers and directors as a group, and (iv) the security ownership of each person known by the Company to beneficially own more than five percent (5%) of the Company’s common stock outstanding as of July 29, 2008. Percentages that include ownership of options or convertible securities are calculated assuming conversion by each individual or entity of the options (including “out-of-the-money options”), or convertible securities owned by each individual entity separately without considering the dilutive effect of option exercises and security conversions by any other individual or entity. The address of each principal shareholder, unless otherwise indicated, is c/o 2979 SE Gran Park Way, Stuart, Florida 34997.

Name and Address	Number of Shares	Percent(1)
5% Beneficial Owners:
Shaihesh C. Zaveri (2)	2,985,342	8.96%
and Mayuri S. Zaveri
6559 N. Country Club Rd.
Mattoon, IL 61938

Millennium Partners, L.P.(3)	3,559,415	9.99%
c/o Millennium Management LLC
666 Fifth Avenue, 8th Floor
New York, NY 10103

Directors and Executive Officers:
Mark A. Libratore (4)(5)(6)	19,613,867	54.42%

Robert Davis (5)(7)(8)	168,000	—

John Leger (5)(7)(9)	130,000	—

All directors and executive officers as a group (3 persons)	19,911,867	55.10%

(1)
Percentage ownership is based on 32,070,366 shares outstanding after giving effect for the issuance of options and warrants for the above individuals. Percentage is calculated for each individual listed based upon their beneficial ownership of shares.

(2)	Includes 1,275,000 shares underlying warrants exercisable by Dr. and Mrs. Zaveri, including an option granted to the Zaveris by Mr. Libratore for the purchase of 600,000 shares held by him.

(3)
Pursuant to a securities purchase agreement with the Company, Millennium Partners, L.P., acquired a Senior Convertible Note and Warrants to purchase an aggregate of 8,750,000 shares of the Issuer’s Common Stock on May 22, 2008. The Senior Convertible Note, in the original principal amount of $3,500,000, is convertible into 4,375,000 shares of the Company’s Common Stock at an initial conversion price of $0.80 per share, subject to adjustment, and matures on May 22, 2010. The Warrants, which have a term of five years, are exercisable into 4,375,000 shares of the Issuer’s Common Stock at $1.00 per share. However, the number of shares of Common Stock into which the Senior Convertible Note and Warrants is limited pursuant to the terms of the Senior Convertible Note and Warrants to that number of shares of Common Stock which would result in Millennium Partners having aggregate beneficial ownership of not more than 9.99% of the total issued and outstanding Common Stock. Thus, as of the date hereof, Millennium Partners may be deemed to beneficially own approximately 3,559,415 shares of Issuer’s Common Stock (calculated pursuant to Rule 13d-3), which represents approximately 9.99% of the outstanding shares of the Issuer’s Common Stock (“Ownership Limitation”). The calculation of the foregoing percentage is on the basis of approximately 32,070,366 shares of the Issuer’s Common Stock outstanding as of July 11, 2008.

9

(4)	Director.

(5)	Officer.

(6)	Includes 3,971,009 shares underlying options exercisable by Mr. Libratore.

(7)	Less than one percent (1%).

(8)	Includes 50,000 shares underlying options, 12,000 shares underlying convertible debt, and 6,000 shares underlying warrants.

(9)	Includes 30,000 shares underlying options.
DEADLINE FOR SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING
Shareholder proposals which are intended to be presented by such shareholders at the Company’s 2008 Annual Meeting of Shareholders must be received by the Secretary of the Corporation at the Company’s principal executive offices no later than March 1, 2009, in order to be considered for inclusion in the proxy statement and form of proxy relating to the meeting.
SOLICITATION OF PROXIES
The solicitation of proxies on the enclosed form of proxy is made by and on behalf of the Board of Directors of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph, by officers of the Company or its subsidiaries. We will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending our proxy materials to, and obtaining instructions relating to proxy materials from, beneficial owners.
OTHER MATTERS
Our Board of Directors is not aware of any business to be conducted at the Annual Meeting of Shareholders other than the proposals described in this proxy statement. Should any other matter requiring a vote of the shareholders arise, the persons named in the accompanying proxy card will vote in accordance with their best judgment. A copy of our 2007 Annual Report on Form 10-KSB, including financial statements, as filed with the Securities and Exchange Commission is available on the Corporation’s website at www.liberatormedical.com and on the Securities and Exchange Commission’s website at www.sec.gov. Copies may be obtained without charge upon written request to Robert J. Davis, Chief Financial Officer, at 2979 SE Gran Park Way, Stuart, Florida 34997.
By Order of the Board of Directors,
/s/ Mark A. Libratore
President

10

APPENDIX A
LIBERATOR MEDICAL HOLDINGS, INC.
2007 STOCK PLAN

i

ii

LIBERATOR MEDICAL HOLDINGS, INC.
2007 STOCK PLAN
Section 1. Purpose.
     The purpose of the Plan is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, to encourage such selected persons to remain in the employ of the Company, and to attract new employees by purchasing Shares of the Company’s common stock. The Plan provides for the grant of Shares, and of Options and other rights to purchase Shares. Options granted under the Plan may include Nonstatutory Stock Options as well as Incentive Stock Options intended to qualify under section 422 of the Internal Revenue Code. Stock and Stock Purchase Rights may also be granted under the Plan.
Section 2. Definitions.
     (a) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.
     (b) “Code” shall mean the Internal Revenue Code of 1986, as amended.
     (c) “Committee” shall mean a committee of the Board of Directors which is authorized to administer the Plan under Section 3. The Committee shall have membership composition which enables the Plan to qualify under Rule 16b-3 with regard to the grant of Options to persons who are subject to Section 16 of the Securities Exchange Act of 1934.
     (d) “Company” shall mean LIBERATOR MEDICAL HOLDINGS, INC., a Nevada corporation.
     (e) “Disability” shall mean that an Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.
     (f) “Employee” shall mean any individual who is a common-law employee of the Company or of a Subsidiary, or a member of the Board of Directors. In addition, service as a member of the Board of Directors or as a consultant shall be considered employment for all purposes of the Plan except the second sentence of Section 4(a).
     (g) “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

     (h) “Fair Market Value” shall means the value of a Share determined as follows:
          (i) If the Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation (“Nasdaq”) System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;
          (ii) If the Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or regularly quoted through the NASD OTC Bulletin Board, its Fair Market Value shall be the mean between the bid and asked prices for the Stock at the close of trading in the over-the-counter market for the trading day on which the Stock was traded immediately preceding the applicable date; or
          (iii) In the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Board of Directors or a designated committee of the Board of Directors.
     (i) “ISO” shall mean an employee incentive stock option described in Code section 422(b).
     (j) “Nonstatutory Option” shall mean an employee stock option that is not an ISO.
     (k) “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.
     (l) “Optionee” shall mean an individual who holds an Option.
     (m) “Performance Awards” shall have the meaning set forth in Section 7.
     (n) “Plan” shall mean the Company’s 2007 STOCK PLAN.
     (o) “Purchaser” shall mean an individual who holds a Stock Purchase Right.
     (p) “Service” shall mean service as an Employee.
     (q) “Share” shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).
     (r) “Stock” shall mean the common stock of the Company.

     (s) “Stock Appreciation Right” means a right, the value of which is determined relative to the appreciation in value in shares, which may be issued under Section 7.
     (t) “Stock Purchase Right” shall mean the right granted to a Purchaser to acquire common stock of the Company as provided in Section 7 herein.
     (u) “Stock Option Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.
     (v) “Subsidiary” shall mean any corporation, of which the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
Section 3. Administration
     (a) Committee Membership. The Plan shall be administered by the Committee, which shall consist of members of the Board of Directors. The members of the Committee shall be appointed by the Board of Directors. If no Committee has been appointed, the entire Board of Directors shall constitute the Committee.
     (b) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.
     (c) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:
(i)	To interpret the Plan and to apply its provisions;

(ii)	To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii)	To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(iv)	To determine when Options, Stock Purchase Rights, Performance Awards or Stock Appreciation Rights are to be granted under the Plan;

(v)	To select the Optionees or Purchasers;

(vi)	To determine the number of Shares to be made subject to each Option, Stock Purchase Right, Performance Award, or Stock Appreciation Rights and each Share’s Fair Market Value at the time of grant;

(vii)
To prescribe the terms and conditions of each Option, Stock Option Agreement, Performance Award and Stock Appreciation Right, including (without limitation) the Exercise Price, vesting and whether such Option is to be classified as an ISO or as a Nonstatutory Option;

(viii)
To prescribe the terms and conditions of each Stock Purchase Right, including (without limitation) the purchase price per Share, vesting and to specify the provisions of the stock purchase agreement relating to such Stock Purchase Right;

(ix)	To amend or terminate any outstanding Stock Option Agreement, Stock Appreciation Right or Performance Award;

(x)	To determine the disposition of an Option in the event of an Optionee’s divorce or dissolution of marriage;

(xi)	To correct any defect, supply any omission, or reconcile any inconsistency in the Plan and any Option;

(xii)	To prescribe the consideration for the grant of each Option under the Plan and to determine the sufficiency of such consideration; and

(xiii)	To take any other actions deemed necessary or advisable for the administration of the Plan.
     All decisions, interpretations and other actions of the Committee shall be final and binding. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option or any Stock Purchase Right.

Section 4. Eligibility.
     (a) General Rule. Only Employees, as defined in Section 2(f), shall be eligible for designation as Optionees or Purchasers by the Committee. In addition, only individuals who are employed as common-law employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.
     (b) Ten_Percent Shareholders. An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Optionee unless (i) the Exercise Price for an ISO (and a NSO to the extent required by applicable law) is at least 110 percent of the Fair Market Value of a Share on the date of grant, and (ii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant.
     (c) Attribution Rules. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.
     (d) Outstanding Stock. For purposes of Subsection (b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include Shares authorized for issuance under outstanding options held by the Employee or by any other person.
Section 5. Stock Subject to Plan.
     Subject to the provisions of Section 9 of the Plan, the maximum aggregate number of shares which may be optioned and/or sold under the Plan is one million (1,000,000) Shares of Stock. The Shares may be authorized, but unissued, or reacquired Stock. If an Option, Stock Purchase Right, or Stock Appreciation Right should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
Section 6. Terms and Conditions of Options.
     (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.
     (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. The Exercise Price of a Nonstatutory Option shall not be less than any percentage of value or amount required by statute or regulation. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in a form described in Section 8.
     (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.
     (e) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. To the extent required by applicable law, an Option shall become exercisable no less rapidly than the rate of 20% per year for each of the first five years from the date of grant. Subject to the preceding sentence, the exercisability of any Option shall be determined by the Committee in its sole discretion.
     (f) Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed five (5) years from the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.
     (g) Nontransferability. No Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by him or by his guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     (h) Exercise of Options on Termination of Service. Each Option shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, and to the extent required by applicable law, each Option shall provide that the Optionee shall have the right to exercise the vested portion of any Option held at termination for at least 30 days following termination of service with the Company, and that the Optionee (or his executor or administrator, as the case may be) shall have the right to exercise the Option for at least twelve months if the Optionee’s service terminates due to death or Disability.
     (i) No Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares.
     (j) Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price or for other consideration.
     (k) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option may be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.
Section 7. Stock Purchase Rights, Stock Appreciation Rights, and Performance Awards.
     (a) Rights to Purchase Restricted Stock. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Committee determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer, which shall in no event exceed sixty (60) days from the date of grant of the Stock Purchase Right. The offer shall be accepted by execution of a stock purchase agreement in the form determined by the Committee.

     (b) Repurchase Option. Unless the Committee determines otherwise, the stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Purchaser’s employment with the Company (including death or disability). The purchase price for Shares repurchased pursuant to the stock purchase agreement shall be the original price paid by the Purchaser and may be paid by cancellation of any indebtedness of the Purchaser to the Company. The repurchase option with respect to the Shares purchased pursuant to a Stock Purchase Right shall lapse at such rate as the Committee may determine, but in no event as to less than 20% of the total shares granted annually.
     (c) Restrictions on Transfer of Shares. Any Shares issued upon exercise of a Stock Purchase Right may be subject to such rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable stock purchase agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.
     (d) Other Provisions. The stock purchase agreement may also contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion. In addition, the provisions of stock purchase agreements need not be the same with respect to each Purchaser.
     (e) No Rights as a Shareholder. Once the Stock Purchase Right is exercised, the Purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 9 of the Plan.
     (f) Stock Appreciation Rights. A Stock Appreciation Right is a right to receive, upon surrender of the right, but without payment, an amount payable in cash and/or shares of Stock under such terms and conditions as the Committee shall determine, subject to the following:
          (i) A Stock Appreciation Right may be granted in tandem with part or all of, in addition to, or completely independent of a Stock Option or any other Award under this Plan. A Stock Appreciation Right issued in tandem with a Stock Option may be granted at the time of grant of the related Stock Option or at any time thereafter during the term of the Stock Option.
          (ii) The amount payable in cash and/or Shares with respect to each right shall be equal in value to a percent of the amount by which the Fair Market Value per Share on the exercise date exceeds the exercise price of the Stock Appreciation Right. The amount payable in Shares, if any, is determined with reference to the Fair Market Value on the date of exercise.

          (iii) Stock Appreciation Rights issued in tandem with Stock Options shall be exercisable only to the extent that the Stock Options to which they relate are exercisable. Upon the exercise of the Stock Appreciation Right, the Participant shall surrender to the Company the underlying Stock Option. Stock Appreciation Rights issued in tandem with Stock Options shall automatically terminate upon the exercise of such Stock Options.
     (g) Restricted Stock. Restricted Stock is Shares that are issued to a Participant and are subject to such terms, conditions, and restrictions as the Committee deems appropriate, which may include, but are not limited to, restrictions upon the sale, assignment, transfer, or other disposition of the Restricted Stock and the requirement of forfeiture of the Restricted Stock upon termination of employment under certain specified conditions. The Committee may provide for the lapse of any such term or condition or waive any term or condition based on such factors or criteria as the Committee may determine. The Participant shall have, with respect to awards of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the Restricted Stock and the right to receive any cash or stock dividends on such Stock.
     (h) Performance Awards. Performance Awards may be granted under this Plan from time-to-time based on such terms and conditions as the Committee deems appropriate provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. Performance Awards are Awards which are contingent upon the performance of all or a portion of the Company or which are contingent upon the individual performance of the Participant. Performance Awards may be in the form of performance units, performance shares, and such other forms of performance Awards which the Committee shall determine. The Committee shall determine the performance measurements and criteria for such performance awards.
     (i) Other Awards. The Committee may from time-to-time grant other stock and stock-based Awards under the Plan, including without limitation, Awards issued as bonuses or other compensation for services, those Awards pursuant to which Shares are or may in the future be acquired, Awards denominated in Stock units, securities convertible into Shares, and dividend equivalents. The Committee shall determine the terms and conditions of such other stock and stock-based Awards provided that such Awards shall not be inconsistent with the terms and purposes of this Plan.
     (j) Fractional Shares. No fractional Shares shall be issued upon the exercise of an Option, nor shall any scrip certificates in lieu thereof be issuable at any time. Accordingly, if as a result of any adjustment under the provisions of this Plan or any Option granted pursuant to the Plan, an Optionee would become entitled to a fractional Share, he shall have the right to purchase only the next lower whole number of Shares and no payment or other adjustment will be made with respect to any fractional interest.

Section 8. Payment for Shares.
     (a) General Rule. The entire Exercise Price of Shares optioned under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Subsections (b), (c) and (d) below.
     (b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or the Optionee’s representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.
     (c) Promissory Notes. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with a full recourse or nonrecourse promissory note executed by the Optionee. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee until any note is paid in full.
     (d) Cashless Exercise. To the extent that a Stock Option Agreement so provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.
Section 9. Recapitalizations, Mergers and Asset Sales.
     (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.
     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Committee in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Committee may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.
     (c) Merger or Asset Sale. Except as otherwise provided in an Option Agreement or Stock Purchase Right, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares);

provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.
Section 10. Legal Requirements.
     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company’s securities may then be listed.
Section 11. No Employment Rights.
     No provision of the Plan, nor any Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason.
Section 12. Duration and Amendments.
     (a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company’s shareholders. In the event that the shareholders fail to approve the Plan within twelve (12) months after its adoption by the Board of Directors, any Option grants already made shall be null and void, and no additional Option grants shall be made after such date. The Plan shall terminate automatically ten (10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.
     (b) Right to Amend or Terminate the Plan. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Option granted before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the person to whom the Option was granted. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

     (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Option previously granted under the Plan.
Section 13. Execution.
     To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same as of September 14, 2007.

LIBERATOR MEDICAL HOLDINGS, INC. a Nevada corporation
By:	/s/ Mark A. Libratore
Mark A. Libratore, President

PROXY CARD
LIBERATOR MEDICAL HOLDINGS, INC.
2979 SE GRAN PARK WAY
STUART, FL 34997
THIS PROXY IS SUBMITTED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Mark A. Libratore as Proxy, with the power to appoint his substitute, and hereby authorizes to vote as designated below, all shares of common stock of Liberator Medical Holdings, Inc., held of record by the undersigned on July 29, 2008, at the Annual Meeting of Shareholders to be held on September 10, 2008, or any adjournment thereof.

1.	ELECTION OF DIRECTOR (SEE PROXY STATEMENT)

_______________ FOR	_______________ WITHHOLD AUTHORITY
(INSTRUCTION: To withhold authority for an individual nominee write that nominee’s name in the space provided below.)

2.	APPROVAL AND ADOPTION OF THE COMPANY’S 2007 STOCK PLAN (SEE PROXY STATEMENT)

_______________ FOR	_______________ AGAINST	_______________ ABSTAIN

3.	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (SEE PROXY STATEMENT)

_______________ FOR	_______________ AGAINST	_______________ ABSTAIN
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments of the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the director nominee, and FOR Proposal 2.
Please sign exactly as your name appears on your certificate. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized office. If a partnership, please sign in partnership name by authorized person.

Dated _______________________________, 2008	Number of shares held: _______________________

Please type or print your name(s)	Signature

Please type or print your name(s)	Signature
If you have had a change of Address, please print or type your new address in the lines below.

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